UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 3, 2017

HUNTINGTON INGALLS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-34910	90-0607005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4101 Washington Avenue, Newport News, Virginia		23607
(Address of principal executive offices)		(Zip Code)

(757) 380-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 3, 2017, Huntington Ingalls Industries, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. The following matters were submitted to a vote of the stockholders.

Item 1 - Election of Directors

Votes regarding the election of eight directors, for terms ending in 2018, were as follows:

Name	For	Withheld	Broker Non-Votes
Augustus L. Collins	37,042,808	306,089	3,803,386
Kirkland H. Donald	37,048,244	300,668	3,803,386
Thomas B. Fargo	35,745,196	1,603,736	3,803,386
Victoria D. Harker	37,002,263	346,634	3,803,386
Anastasia D. Kelly	37,024,182	324,730	3,803,386
Thomas C. Schievelbein	37,042,951	305,981	3,803,386
John K. Welch	37,044,322	304,575	3,803,386
Stephen R. Wilson	36,981,779	367,133	3,803,386

Item 2 - Proposal to Approve the Company’s Executive Compensation on an Advisory Basis

Votes on a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers were as follows:

For	Against	Abstentions	Broker Non-Votes
36,698,426	503,203	147,303	3,803,386

Item 3 - Proposal to Ratify the Appointment of the Company’s Independent Auditors

Votes on a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2017 were as follows:

For	Against	Abstentions	Broker Non-Votes
40,999,055	115,070	38,193	0

Item 4 – Proposal to Approve the Company’s Performance-Based Compensation Policy to Preserve the Tax Deductibility of Performance-Based Compensation Payments

Votes on a proposal to approve the Company’s Performance-Based Compensation Policy to preserve the tax deductibility of performance-based compensation payments were as follows:

For	Against	Abstentions	Broker Non-Votes
36,642,359	581,651	124,845	3,803,386

Item 5 – Stockholder Proposal to Amend the Company’s Proxy Access Bylaw

Votes on a stockholder proposal to amend the Company’s proxy access bylaw were as follows:

For	Against	Abstentions	Broker Non-Votes
13,215,610	23,871,759	261,400	3,803,386

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON INGALLS INDUSTRIES, INC.

Date: May 4, 2017	By:	/s/ Charles R. Monroe, Jr.
Charles R. Monroe, Jr.
Corporate Vice President, Associate General Counsel and Secretary